UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2025

Rivian Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41042	47-3544981
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14600 Myford Road

Irvine, California 92606

(Address of principal executive offices) (Zip Code)

(888) 748-4261

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into or Amendment of a Material Definitive Agreement.

On June 12, 2025, Rivian Holdings, LLC, a Delaware limited liability company (“Holdings”), Rivian, LLC, a Delaware limited liability company (“Rivian LLC”) and Rivian Automotive, LLC, a Delaware limited liability company (“Rivian Automotive” and, together with Holdings and Rivian LLC, the “Co-Issuers” and each a wholly-owned subsidiary of Rivian Automotive, Inc. (“Rivian”)) issued $1,250,000,000 principal amount of 10.000% Senior Secured Green Notes due 2031 (the “Notes”). The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of June 12, 2025, between the Co-Issuers, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and as collateral agent. The Co-Issuers used the net proceeds from the offering of the notes, together with cash on hand, to redeem in full the $1,250,000,000 aggregate principal amount of the Co-Issuers’ outstanding floating rate senior secured notes due 2026 (the “2026 Notes”) and pay related fees and expenses.

The Notes are guaranteed by each of Holdings’ subsidiaries that also guarantee the Co-Issuers’ senior secured asset-based revolving credit facility (the “ABL Facility”). The Notes and the guarantees are secured (a) on a first-priority basis by substantially all assets of the Co-Issuers and the guarantors, other than ABL Priority Collateral (as defined below), (b) if and when the previously announced loan facility with the Department of Energy (the “DOE Loan”) is funded, on a first-priority basis by substantially all assets of Rivian New Horizon, LLC, and (c) on a second-priority basis by the inventory, receivables, certain deposit accounts and certain related assets (which exclude intellectual property) which secure the ABL Facility on a first-priority basis (the “ABL Priority Collateral”), in each case subject to certain excluded assets and permitted liens.

The Notes will accrue interest at a rate of 10.000% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2026. The Notes will mature on January 15, 2031, unless earlier repurchased or redeemed. The Co-Issuers may redeem all or part of the Notes at any time at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, and plus, if redeemed prior to January 15, 2030, an applicable premium. In addition, at any time prior to January 15, 2028, the Co-Issuers may redeem up to 40% of the aggregate principal amount of the Notes (including any additional notes) at a redemption price equal to 110.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, with the net cash proceeds from certain equity offerings. If the Co-Issuers experience a change of control, the holders of the Notes will have the right to require the Co-Issuers to offer to repurchase the Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of such repurchase.

The terms of the Indenture, among other things, limit the ability of the Co-Issuers and their restricted subsidiaries to (i) incur additional indebtedness or guarantee indebtedness; (ii) create liens or use assets as security in other transactions; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iv) make investments; (v) merge, amalgamate or consolidate, or sell, transfer, lease or dispose of substantially all of the Co-Issuers’ assets; (vi) enter into transactions with affiliates; (vii) sell or transfer certain assets; and (viii) agree to certain restrictions on the ability of the Co-Issuers’ restricted subsidiaries to make payments to the Co-Issuers and their restricted subsidiaries. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations that are described in the Indenture. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, a failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The above description of the Indenture and the Notes is a summary and is not complete. A copy of the Indenture and the form of the certificate representing the Notes are filed as exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Indenture and the Notes set forth in such exhibits.

Item 1.02.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

On June 12, 2025, the Co-Issuers redeemed in full all outstanding 2026 Notes, satisfied and discharged the indenture governing the 2026 Notes and released the liens on the collateral securing the 2026 Notes. See the Annual Report on Form 10-K of Rivian for the fiscal year ended December 31, 2024, as supplemented by the Quarterly Report on Form 10-Q of Rivian for the quarter ended March 31, 2025 for more information regarding the 2026 Notes.

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On June 4, 2025, Rivian issued a press release announcing the pricing of the Notes. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of June 12, 2025, between , Rivian Holdings, LLC, Rivian, LLC, and Rivian Automotive, LLC and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

4.2	Form of certificate representing the 10.000% Senior Secured Green Notes due 2031 (included as Exhibit A to Exhibit 4.1).

99.1	Press release of Rivian Automotive, Inc., dated June 4, 2025.

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: June 12, 2025	By:	/s/ Claire McDonough
Claire McDonough
Chief Financial Officer